Prospectus Supplement Supplement dated August 1, 2024
Emerging Markets Fund ■ Emerging Markets Small Cap Fund ■ Focused Global Growth Fund
Focused International Growth Fund ■ Global Small Cap Fund ■ International Value Fund ■ Non-U.S. Intrinsic Value Fund
(Prospectuses dated April 1, 2024)

Global Real Estate Fund ■ Real Estate Fund ■ Heritage Fund ■ Small Cap Growth Fund Sustainable Equity Fund ■ Emerging Markets Debt Fund ■ Global Bond Fund
(Prospectuses dated March 1, 2024)

California High-Yield Municipal Fund ■ California Intermediate-Term Tax-Free Bond Fund
(Prospectuses dated January 1, 2024)

One Choice© 2025 Portfolio ■ One Choice© 2030 Portfolio ■ One Choice© 2035 Portfolio
One Choice© 2040 Portfolio ■ One Choice© 2045 Portfolio ■ One Choice© 2050 Portfolio
One Choice© 2055 Portfolio ■ One Choice© 2060 Portfolio ■ One Choice© 2065 Portfolio
One Choice© In Retirement Portfolio ■ One Choice© Blend+ 2015 Portfolio
One Choice© Blend+ 2020 Portfolio ■ One Choice© Blend+ 2025 Portfolio
One Choice© Blend+ 2030 Portfolio ■ One Choice© Blend+2035 Portfolio
One Choice© Blend+ 2040 Portfolio ■ One Choice© Blend+ 2045 Portfolio
One Choice© Blend+ 2050 Portfolio ■ One Choice© Blend+ 2055 Portfolio
One Choice© Blend+ 2060 Portfolio ■ One Choice© Blend+ 2065 Portfolio
Strategic Allocation: Aggressive Fund ■ Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund ■ Focused Dynamic Growth Fund
(Prospectuses dated December 1, 2023)

Disciplined Core Value Fund ■ Equity Growth Fund ■ Global Gold Fund ■ Small Company Fund
(Prospectuses dated November 1, 2023)

High-Yield Municipal Fund ■ Intermediate-Term Tax-Free Bond Fund
(Prospectuses dated October 1, 2023)

Beginning October 2024, the total eligible investments required to qualify for a waiver of the annual account maintenance fee will change from $10,000 to $25,000. Such fee will also be waived for any accounts for which the shareholder has elected to receive electronic delivery of all fund/account documents.

As a result, the Shareholder Fees table in each prospectus is updated to reflect the following:

	Investor Class	All other classes
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $25,000 or shareholder has elected electronic delivery)	$25	None

The following replaces the Account Maintenance Fee section in the prospectuses:

Account Maintenance Fee
If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $25 annual account maintenance fee if the value of those shares is less than $25,000. We will determine the amount of your total eligible investments once per year, generally the last Friday in October. If the value of those investments is less than $25,000 at that time, we will automatically redeem shares in one of your accounts to pay the $25 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number (including directly held American Century Investments mutual fund accounts, as well as certain retirement, American Century Brokerage, American Century Private Client Group, American Century Digital Advice, and Learning Quest 529 accounts).
The account maintenance fee is automatically waived for any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports. Paper copies of fund documents remain available, free of charge, to any such shareholder upon request.
American Century Investments reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account maintenance fee.

The following replaces the first bullet point under Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill Lynch section in Appendix A in the prospectuses:

•Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

The following replaces the Sales Charge Reductions and Waivers Available through PFS Investments Inc. (PFSI) section in Appendix A in the prospectuses:

PFS Investments Inc. (“PFSI”) Policies Regarding Transactions Through PFSI
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.
Share Classes
Class A shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below. Class C shares: only in accounts with existing Class C share holdings.
Breakpoints
Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation (“ROA”)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of American Century Funds held by the shareholder on the PSS Platform.
It is the shareholder’s responsibility to inform PFSI of all eligible fund family assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another American Century Fund purchased with a sales charge. No shares of American Century Funds held by the shareholder away from the PSS platform will be granted ROA with shares of any American Century Fund purchased on the PSS platform.
Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).
Letter of Intent (“LOI”)
By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.
Only holdings of American Century Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of American Century Funds on the PSS platform, or other facts qualifying the purchaser for this discount.
Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.
If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load, Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
Policies Regarding Fund Purchases Through PFSI That Are Not Held on the PSS Platform
Class R shares are available through PFSI only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).
PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

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